Filed Pursuant to Rule 497

 File No. 333-207678

CC REAL ESTATE INCOME FUND

Supplement No. 7 dated February 21, 2019 to the

Prospectus dated April 30, 2018

On February 21, 2019, the Board of the Master Fund and the Trust, at the recommendation of the Advisor, approved a Plan of Dissolution, Liquidation and Termination (the "Plan") that provided for the dissolution, complete liquidation and termination of the Master Fund and the Trusts and the assets therein and the distribution of the net proceeds of such liquidation to the Trust and the Shareholders, respectively, on a pro rata basis. The Advisor and the Board have determined that the Trust has limited prospects for meaningful growth. As a result, the Advisor and the Board believe the liquidation of the Master Fund and the Trust is in the best interest of the Shareholders. Following the approval of the Plan, the Trust and the Feeder Funds were closed to new investors, the offering has been suspended, and the Advisor began the process of liquidating the Master Fund’s portfolio. As the Master Fund and the Trust have adopted the Plan, the Board has determined that the Trust will no longer make any repurchase offers. Distributions have been declared through March 31, 2019. In addition, in preparation for a liquidation of the Trust, the Board has approved the termination of the Distribution Reinvestment Plan, effective as of the date of approval of the Plan, and as a result the monthly distributions for March will be paid in cash to Shareholders.

Capitalized terms used in this Supplement shall have the meanings ascribed to them in the Prospectus unless the context otherwise requires.

Description of Plan of Dissolution, Liquidation and Termination and Related Items

The Trust shall have the authority to engage in such transactions, including without limitation, the sale of portfolio securities for cash, as applicable and as may be appropriate for the Trust's dissolution, liquidation and termination. The Trust will convert all its portfolio securities and other assets for cash and cash equivalents and reserve a portion of the proceeds to pay all the outstanding debts, claims and obligations of the Trust, together with the expenses related to carrying out the Plan.

In connection with the liquidation of the Trust, the Expense Support Agreement entered into by Colony Capital FV Holdings, LLC with the Trust will be terminated as of April 2, 2019. Following the termination of the Expense Support Agreement, the Trust will bear all its ongoing expenses, which will include liquidation expenses incurred to implement the Plan.

Liquidating Distributions

The Trust will distribute to each Shareholder of record an initial cash liquidating distribution equal to the Shareholder’s proportionate interest in the assets of the Trust that have not been reserved for payment of the Trust's debts, claims and obligations and final expenses. A second liquidating distribution above a de minimis threshold of $100 per Shareholder may be made to the extent that any assets remain after payment of the Trust's debts, claims and obligations and final expenses. In connection with each distribution, a check in the amount owed to each Shareholder will be mailed to the last address of such Shareholder appearing on the records of the Trust.